EXHIBIT (10)(152)(ii)

State of Delaware Secretary of State Division of Corporations Delivered 12:00 PM 12/01/2014 FILED 12:00 PM 12/01/2014 SRV 141478010 – 5648964 FILE

STATE of DELAWARE

CERTIFICATE of INCORPORATION

A STOCK CORPORATION

•	First: The name of this Corporation is Attitude Beer Holding Co.

•	Second: Its registered office in the State of Delaware is to be located at 1209 Orange Street, in the City of Wilmington County of New Castle Zip Code 19801. The registered agent in charge thereof is The Corporation Trust Company.

•	Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

•	Fourth: The amount of the total stock of this corporation is authorized to issue is 50,000,000 shares (number of authorized shares) with a par value of 0.0000100000 per share.

•	Fifth: The name and mailing address of the incorporator are as follows:

Name	Roy G. Warren

Mailing Address	712 U.S. Highway 1 #200
North Palm Beach F1 Zip Code 33408

•	I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 24 day of November, A.D. 2014.

BY:	/s/ Roy G. Warren
(Incorporator)

NAME:	Roy G. Warren
(type or print)